SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                           February 14, 2003
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------
            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

TABLE OF CONTENTS

     Item 9.  Regulation FD Disclosure
     ---------------------------------
   SIGNATURES
   ----------

                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON D.C., 20549

ITEM 9 - REGULATION FD DISCLOSURE

     On February 14, 2003, Weyerhaeuser Company a press release stating the following:

FEDERAL WAY, Wash. - Weyerhaeuser Company (NYSE: WY) today announced that the company's board of directors has elected Richard E. Hanson to the position of executive vice president and chief operating officer (COO) and Susan M. Mersereau to senior vice president, Information Technology, and chief information officer (CIO).

Both positions report directly to Steven R. Rogel, chairman, president and chief executive officer, and are effective immediately.

Hanson, who has served as executive vice president, Timberlands and International, since February 2002, will continue in that role until a successor is named. During his 32-year career with Weyerhaeuser, Hanson has held numerous key operational positions in the Timberlands; Wood Products; and Pulp, Paper and Packaging organizations. He also served as the integration team leader following the acquisition of Willamette Industries. Mersereau had been named vice president, Information Technology, and CIO on Jan. 8. She joined Weyerhaeuser in 1980 as a program manager and held various information system management positions before assuming the position of vice president, Weyerhaeuser Information Systems, in 1988. Since then, Mersereau has held numerous leadership positions in Business Services and Aviation and in Containerboard Packaging and Recycling before assuming her current position.

"Although I will continue to work closely with all members of our senior management team, having Rich serve as COO will allow me to spend more time focusing on future growth strategies, resolution of critical external issues, enhancing customer relations, and developing future company leaders," Rogel said. "Elevating Susan's position to the senior management team demonstrates the strategic importance information technology will play in Weyerhaeuser's continued success."

Hanson will oversee Weyerhaeuser's timberland and manufacturing operations, research and development activities, and procurement and transportation functions. Reporting to Hanson will be:

.. William R. Corbin, executive vice president, Wood Products;
.. James R. Keller, senior vice president, Containerboard Packaging and
  Recycling;
.. Michael R. Onustock, senior vice president, Pulp and White Paper;
.. Marvin D. Cooper, senior vice president, Pulp, Paper and Containerboard
  Manufacturing and Engineering;

.. George H. Weyerhaeuser, Jr., senior vice president, Research and
  Development, Procurement and Transportation;
.. A senior vice president, Timberlands, to be named;. Gary W. Drobnack, president, Weyerhaeuser Forestlands International;
.. Rory Kirwan, vice president, European Composites; and
.. Michael K. Thompson, president, Weyerhaeuser Asia, Ltd.

In addition to Hanson and Mersereau, those reporting directly to Rogel include:

.. William C. Stivers, executive vice president and chief financial officer; .. C. William Gaynor, senior vice president, Canada;
.. Steven R. Hill, senior vice president, Human Resources;
.. Mack L. Hogans, senior vice president, Corporate Affairs;
.. Sandy D. McDade, when he becomes senior vice president, Canada, on March 3; .. Patricia M. Bedient, vice president, Strategic Planning;
.. Robert A. Dowdy, vice president and general counsel; and .. Daniel S. Fulton, president, Weyerhaeuser Real Estate Company.

Weyerhaeuser Company, one of the world's largest integrated forest products companies, was incorporated in 1900. In 2002, sales were $18.5 billion. It has offices or operations in 18 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at http://www.weyerhaeuser.com.

                               # # #

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WEYERHAEUSER COMPANY

                                     By  /s/ Steven J. Hillyard
                                         ---------------------------
                                     Its:  Vice President and
                                           Chief Accounting Officer
Date:  February 14, 2003